EXHIBIT 99.1

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                                 PROXYMED, INC.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 MARCH 31, 1998

                                                      WPJ, INC. (D/B/A
                                                     INTEGRATED MEDICAL              PRO FORMA ADJUSTMENTS  PRO FORMA
                                      PROXYMED, INC.     SYSTEMS)           TOTAL      #    DR. (CR.)        COMBINED
                                      -------------- ------------------  ----------  ---------------------  ---------
             ASSETS
Current assets:
   Cash and cash equivalents             $3,513,083       $326,026       $3,839,109   (1)  ($20,620,000)    $7,236,966
                                                                                      (2)    24,250,000
                                                                                      (3)      (232,143)
   Accounts receivable, net               2,940,089        668,391        3,608,480                          3,608,480
   Other receivables                        860,780              0          860,780                            860,780
   Inventory                                920,702              0          920,702                            920,702
   Other current assets                     301,990         18,200          320,190                            320,190
                                        -----------    -----------      -----------                        -----------
      Total current assets                8,536,644      1,012,617        9,549,261                         12,947,118
Property and equipment, net               2,422,396        370,333        2,792,729   (1)      (500,000)     2,292,729
Capitalized software costs, net           4,590,110              0        4,590,110   (1)     7,500,000     12,090,110
Goodwill and other intangible
  assets, net                             5,011,206              0        5,011,206   (1)    18,477,111     23,488,317
Other assets                                 48,810          9,781           58,591                             58,591
                                        -----------    -----------      -----------                        -----------
      Total assets                      $20,609,166     $1,392,731      $22,001,897                        $50,876,865
                                        ===========    ===========      ===========                        ===========

 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Current portion of long-term debt       $750,000       $232,143         $982,143   (3)      232,143        $750,000
   Accounts payable and accrued
     expenses                             3,321,897        387,699        3,709,596   (1)      (26,000)      3,994,271
                                                                                      (1)     (258,675)
   Deferred revenue                         542,584              0          542,584                            542,584
                                        -----------    -----------      -----------                        -----------
      Total current liabilities           4,614,481        619,842        5,234,323                          5,286,855

Long-term debt, less current portion      1,074,760              0        1,074,760                          1,074,760
                                        -----------    -----------      -----------                        -----------
      Total liabilities                   5,689,241        619,842        6,309,083                          6,361,615
                                        -----------    -----------      -----------                        -----------
Stockholders' equity:
   Common stock                              12,338          1,000           13,338   (1)         (482)         15,133
                                                                                      (1)        1,000
                                                                                      (2)       (2,313)
   Additional paid-in capital            46,175,620              0       46,175,620   (1)   (5,344,843)     75,768,150
                                                                                      (2)  (24,247,686)
   Accumulated deficit                  (31,268,033)       771,889      (30,496,144)  (1)      771,889     (31,268,033)
                                        -----------    -----------      -----------                        -----------
      Total stockholders' equity         14,919,925        772,889       15,692,814                         44,515,520
                                        -----------    -----------      -----------                        -----------
      Total liabilities and
       stockholders' equity             $20,609,166     $1,392,731      $22,001,897                        $50,876,865
                                        ===========    ===========      ===========                        ===========
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(1) To record the acquisition of the common stock of WPJ, Inc., the related purchase price allocation, and the elimination of the equity accounts of
    WPJ, Inc. in consolidation.

(2) To record net cash received from the private placement sale of 2,313,416 shares of common stock for $11 per share, less underwriter commissions and estimated expenses totaling $1,197,576.

(3) To retire current portion of long-term debt of WPJ, Inc.

Note - The allocation of purchase price is preliminary and subject to change upon review by management of additional evidence relating to the fair value of assets acquired and liabilities assumed at the closing date. Adjustments to the purchase price allocation, if any, would likely relate to amounts assigned to intangible assets and/or estimates of the useful lives relating thereto.